UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2005

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification Number)

2299 Busse Road, Elk Grove Village, Illinois 60007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 593-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Office Lease
Warehouse Lease

Item 1.01 — Entry into a Material Definitive Agreement.

On April 15, 2005, John B. Sanfilippo & Son, Inc. (the “Company”) and Panasonic Corporation of North America (“Panasonic”) closed on the Purchase and Sale Agreement, dated December 2, 2004, as amended, by and between the Company and Panasonic, which was previously filed by the Company as an exhibit to Form 8-K on December 8, 2004. The Company purchased certain real property in Elgin, Illinois from Panasonic for $48 million as part of the Company’s facility consolidation project. In addition, in connection with the closing of this transaction, the Company and Panasonic entered into two lease transactions, an Office Lease and a Warehouse Lease, whereby Panasonic is leasing back a portion of the purchased property. Under the terms of the Office Lease, Panasonic will lease back 41.47% of the office building for a term of three years at $128 thousand per month, and Panasonic has options to extend the lease for up to an additional seven years at increasing rental rates as set forth in the Office Lease. Under terms of the Warehouse Lease, Panasonic will lease back the entire 653,302 square foot warehouse building. 578,302 square feet of the warehouse building will be leased for five and one-half months at $333 thousand per month and 75,000 square feet of the warehouse building will be leased for eight months at $43 thousand per month. The Warehouse Lease is terminable by Panasonic at any time upon thirty days written notice. The Company intends to commence its facility consolidation project at the warehouse building when the five and one-half month lease expires. The Company’s offices will be located in the warehouse building, and the Company currently has no plans to use the available space in the office building. Copies of the leases are attached as exhibits to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.

April 19, 2005	By:	/s/ Michael J. Valentine

Michael J. Valentine Executive Vice President Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibits	Description

10.1	Office Lease dated April 15, 2005 between the Company, as landlord, and Panasonic Corporation of North America, as tenant

10.2	Warehouse Lease dated April 15, 2005 between the Company, as landlord, and Panasonic Corporation of North America, as tenant